Convertible Senior Notes, Net	9 Months Ended
Sep. 30, 2021
Disclosure of notes and other explanatory information [text block] [Abstract]
CONVERTIBLE SENIOR NOTES, NET

NOTE 5:- CONVERTIBLE SENIOR NOTES, NET

On February 16, 2021, the Subsidiary issued $75 million aggregate principal amount of convertible senior notes (the “Convertible Notes”) due 2026. The Convertible Notes bear regular annual interest of 5.875% that is paid twice a year. The Convertible Notes mature on February 16, 2026, unless earlier repurchased or converted in accordance with their terms.

The Convertible Notes are convertible into Gamida-Cell Ltd. shares at an initial conversion rate of 56.3063 shares per $1,000 principal amount of Convertible Notes (equivalent to an exchange price of $17.76 per share). The Subsidiary may redeem all or a portion of the notes for cash, at its option, at 100% of the principal amount plus accrued and unpaid interest on the notes to be redeemed if the closing price of its ordinary shares has been at least 130% of the exchange price for at least 20 trading days during any 30 consecutive trading day period.

The Convertible Notes are classified as a compound financial instrument in accordance with IAS 32- Financial Instruments – Presentation, and, as such, require separate accounting in the balance sheet of the equity component (the holder’s call option to convert the Convertible Notes to shares) and of the liability component (the contractual arrangement to deliver cash). The fair value of the recognized liability classified as long- term debt was calculated using a fair value of a similar instrument that does not have a conversion feature.

The difference between the nominal value and the fair value of the Convertible Notes was recognized in equity under share premium, net of deferred tax and related issuance costs. In accounting for the issuance costs related to the Convertible Notes, the allocation of the issuance costs incurred between the liability and equity components were based on their relative fair values.

The interest of a similar instrument that does not have a conversion feature at issuance would have been 6.7%. The fair value of the liability component was $68.6 million upon issuance and the fair value of the equity component was $2.1 million, net of issuance costs of $4.2 million, prorated between the liability and equity components.

The net carrying amount of the liability and equity components of the Convertible Notes for the period presented is as follows:

As of September 30,
2021
Unaudited

Liability component:
Principal amount	$75,000
Unamortized discount	(1,839)
Unamortized issuance costs	(3,338)

Net carrying amount (including accrued interest)	$69,823

Equity component, net of issuance costs of $127 and deferred taxes of $447	$1,683

Interest expense related to the Convertible Notes was as follows:

Nine months ended September 30,
2021
Unaudited

Contractual interest expense	$2,728
Amortization of debt discount	231
Amortization of debt issuance costs	420

Total interest expense recognized	$3,379